UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2014

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2014, Nabors Industries Limited (“Nabors Bermuda”) and Nabors Industries, Inc. (“Nabors Delaware”) entered into an amendment to the executive employment agreement with Anthony G. Petrello, Chairman, President and Chief Executive Officer of each of Nabors Bermuda and Nabors Delaware, effective as of January 1, 2013 (the “Petrello Employment Agreement”). The amendment provides for a reduction of the annual rate of base salary payable under the Petrello Employment Agreement from $1.7 million per year to $1.53 million per year for an interim period commencing January 1, 2015 and ending on June 30, 2015.

On December 19, 2014, Nabors Bermuda and Nabors Delaware entered into an amendment to the executive employment agreement with William Restrepo, Chief Financial Officer of each of Nabors Bermuda and Nabors Delaware, effective as of March 4, 2014 (the “Restrepo Employment Agreement”). The amendment provides for a reduction of the annual rate of base salary payable under the Restrepo Employment Agreement from $650,000 per year to $585,000 per year for an interim period commencing January 1, 2015 and ending on June 30, 2015.

The reduction in base salaries of Messrs. Petrello and Restrepo were implemented as part of an initiative to reduce costs in light of current industry conditions. The salary reductions do not affect the calculation or payment of any ancillary benefits.  The Petrello Employment Agreement and the Restrepo Employment Agreement were filed as Exhibit 99.1 to our Form 8-K, dated March 7, 2013 and as Exhibit 10.1 to our Form 8-K, dated March 3, 2014, respectively.

The foregoing descriptions of the amendments are qualified in their entirety by reference to the amendments, which are attached hereto as Exhibit 99.1 for Mr. Petrello and Exhibit 99.2 for Mr. Restrepo, and are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	First Amendment to Executive Employment Agreement, dated December 19, 2014, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello.

99.2	First Amendment to Executive Employment Agreement, dated December 19, 2014, among Nabors Industries Ltd., Nabors Industries, Inc. and William Restrepo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: December 19, 2014	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to Executive Employment Agreement, dated December 19, 2014, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello.

99.2	First Amendment to Executive Employment Agreement, dated December 19, 2014, among Nabors Industries Ltd., Nabors Industries, Inc. and William Restrepo.